UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of Registrant as specified in charter)

Nevada	001-34515	20-8468508
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708
Haidian District Beijing, People’s Republic of China 100190
(Address of principal executive offices) (Zip Code)

+86 10 82525361
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e -4(c))

Item 8.01	Other Events.

On August 20, 2013, China Advanced Construction Materials Group, Inc., a Nevada corporation (the “Company”) received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that it had regained compliance with the $1.00 minimum bid price requirement for continued listing on The NASDAQ Capital Market. During the period between and including August 2, 2013 and August 19, 2013, the Company’s common stock closed at a price higher than $1.00 per share. Accordingly, NASDAQ informed the Company that it regained compliance with Listing Rule 5550(a)(2), the minimum bid price rule, and the matter is now closed.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2013

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

By: /s/ Xianfu Han
Name: Xianfu Han
Title: Chief Executive Officer